Subsequent Events	6 Months Ended
Jun. 30, 2013
Subsequent Events [Abstract]
Subsequent Events

18. Subsequent Events

a)	In July 2013, Teekay LNG exercised two of its existing three options with Daewoo Shipbuilding & Marine Engineering Co. Ltd. (or DSME) to construct two additional LNG carrier newbuildings, equipped with the MEGI twin engines, for a total cost of approximately $415 million. Teekay LNG intends to secure charter contracts for these vessels prior to their delivery in 2016. In connection with the exercise of these two options, Teekay LNG obtained options to order up to five additional LNG carrier newbuildings.

b)	In July 2013, Teekay LNG issued approximately 0.9 million common units in a private placement to an institutional investor for net proceeds, including the general partner’s 2% proportionate capital contribution, of $40.8 million. Teekay LNG used the proceeds from the private placement to fund the first installment payments on the two newbuilding LNG carriers ordered in July 2013 and for general corporate purposes.

c)	In July 2013, Exmar LPG BVBA exercised its options with Hanjin Heavy Industries and Construction Co., Ltd. to construct two LPG carrier newbuildings, scheduled for delivery in 2017.

d)

In August 2013, Teekay LNG agreed to acquire a 155,900 cubic meter (or cbm) LNG carrier newbuilding from Norway-based Awilco LNG ASA (or Awilco), which is currently under construction by DSME in South Korea. The vessel is expected to deliver in September 2013, at which time Awilco will sell the vessel to Teekay LNG and bareboat charter the vessel back on a five-year fixed-rate charter contract (plus a one-year extension option) with a fixed-price purchase obligation at the end of the initial term (and option period). Teekay LNG will purchase the vessel for a price of $205 million less a $50 million upfront payment of charter hire by Awilco, which is in addition to the daily bareboat charter rate. Teekay LNG intends to finance the transaction with a portion of its existing liquidity and expects to secure long-term debt financing in September 2013. As part of the transaction, Awilco has the option to sell to Teekay LNG and bareboat charter back a second 155,900 cbm LNG carrier newbuilding, currently under construction by DSME, under similar terms. The second LNG carrier newbuilding is expected to deliver in late-2013 or early-2014.

e)	In September 2013, Teekay LNG issued in the Norwegian bond market NOK 900 million in senior unsecured bonds. The bonds mature in September 2018. The aggregate principal amount of the bonds is equivalent to approximately $150 million and all interest and principal payments have been swapped into U.S. dollars at a fixed rate of 6.43%. Teekay LNG will apply to list the bonds on the Oslo Stock Exchange.